                                 EXHIBIT NO. 5

                     THE VARIABLE ANNUITY APPLICATION FORM

                           THE WIREHOUSE ANNUITY(SM)
                          APPLICATION/ENROLLMENT CARD
                        $10,000 MINIMUM INITIAL PAYMENT

-----------------------------------------------------
PLAN TYPE   AN OPTION MUST BE SELECTED
This contract is established as a:

/ /  NON-QUALIFIED
/ /  403(b) TRANSFER Disclosure form required.
/ /  CRT (Charitable Remainder Trust)
       Transmittal form Required
/ /  401 (a)  (Investment Only)
     Disclosure form required & $100,000 minimum

/ /  IRA
/ /  ROTH IRA Custodial Form &
     Statement of Understanding Required

DEATH BENEFIT OPTION
IF NO OPTION IS SELECTED, THE DEATH BENEFIT
WILL BE THE STANDARD 1 YEAR ANNIVERSARY

/ /  STANDARD 1-YEAR ANNIVERSARY
/ /  5%  INTEREST  *

 *  Additional charge, please see prospectus
    Available to annuitants aged less than 85
-----------------------------------------------



CONTRACT OWNER
-------------------------------------------
 Last Name or Plan Name

-------------------------------------------

 First Name or Plan Name (continued)              MI

-------------------------------------------      ---

Address
       ------------------------------------

       ------------------------------------

Sex / / M  / / F  Birthdate          /     /
                           -------------------------
                                MM     DD    YYYY
Soc. Sec. No. or Tax ID
                        ---------------------------
-------------------------------------------------------------------------------
/  /    CONTINGENT OWNER                 /  /  JOINT OWNER

Last Name                   Spouse only unless prohibited by law

---------------------------------------------------------------------------

First Name                                                MI

--------------------------------------------------------    --------

Address
       -----------------------------------------

       -----------------------------------------
Sex / / M  / / F                       Birthdate     /      /
                                                  ----------------
                                                  MM    DD    YYYY
Soc. Sec. No. or Tax ID
                       ----------------------------
---------------------------------------------------------------------------
ANNUITANT            Complete only if different from
                     primary contract owner.

Last Name

-------------------------------------------------
First Name                                                   MI

-------------------------------------------------           --
Address
       -----------------------------------------

       -----------------------------------------

                           Maximum issue age through age 85
Sex / / M / / F  Birthdate      /       /
                            -----------------
                            MM     DD    YYYY
Soc. Sec. No.
            ----------------------------------

------------------------------------------------------------------------------
/  / CONTINGENT ANNUITANT           Complete only if applicable.
Last Name

-------------------------------------------------
First Name                                                   MI

-------------------------------------------------           --


Sex / / M / / F  Birthdate      /       /
                            -----------------
                            MM     DD    YYYY
Soc. Sec. No.
            ----------------------------------
-------------------------------------------------------------------------------
BENEFICIARY              BENEFICIARY WILL RECEIVE DEATH BENEFIT UPON DEATH OF
                         ANNUITANT (AND CONTINGENT ANNUITANT, IF NAMED).
                         WHOLE PERCENTAGES ONLY, MUST TOTAL 100%

                                                                                Relationship                           Birthdate
Primary  Contingent       Print Full Name (Last, First, MI)       Allocation    to Annuitant       Soc. Sec. No.       MM/DD/YYYY
/ /                                                                         %                                           /    /
/ /         / /                                                             %                                           /    /
/ /         / /                                                             %                                           /    /
/ /         / /                                                             %                                           /    /

-------------------------------------------------------------------------------
ANNUITY PURCHASE PAYMENTS
/ /  PAYMENT ENCLOSED
/ /  ROLLOVER
/ /  TRANSFER/1035 (requires transfer form)
/ /  OTHER

APPLY FOR TAX YEAR
                  ----------------------------

First Purchase Payment $                     ($10,000 MINIMUM INITIAL PAYMENT;
$100,000 MINIMUM INITIAL PAYMENT FOR 401(a) CONTRACTS/CERTIFICATES) submitted. A copy of this application properly signed by the producer will constitute receipt for such amount. If this application is declined by the Company, there will be no liability on the part of the Company, and any payments submitted with this application will be refunded.
-------------------------------------------------------------------------------
REMARKS

APO-3693       PRODUCT OF NATIONWIDE LIFE INSURANCE CO.   WIREHOUSE-AO (05/1998)
--------------------------------------------------------------------------------
PURCHASE PAYMENT ALLOCATION         WHOLE PERCENTAGES ONLY, MUST TOTAL 100%.

          A CONTRACT CANNOT BE ISSUED UNLESS THIS SECTION IS COMPLETE.

AMERICAN CENTURY
          %   VP Income & Growth
----------
          %   VP International
----------
          %   VP Value
----------
DREYFUS
          %   Capital Appreciation Portfolio
----------
          %   Stock Index Fund
----------
          %   Socially Responsible Growth Fund
----------
FIDELITY
          %   Contrafund Portfolio
----------
          %   Equity-Income Portfolio
----------
          %   Growth Portfolio
----------
          %   Growth Opportunities Portfolio
----------
          %   High Income Portfolio
----------
          %   Overseas Portfolio
----------
MORGAN STANLEY
          %   Emerging Markets Debt Portfolio
----------
          %   Real Estate Securities Portfolio
----------
NATIONWIDE(R)
          %   Capital Appreciation Fund
----------
          %   Government Bond Fund
----------
          %   Money Market Fund
----------
          %   Total Return Fund
----------
NATIONWIDE SUBADVISED FUNDS
     Fund Name (Subadvisor)
          %   Balanced Fund (Salomon Brothers)
----------
          %   Equity Income Fund (Federated)
----------
          %   Global Equity Fund (JP Morgan)
----------
          %   High Income Bond Fund (Federated)
----------
          %   Multi Sector Bond Fund (Salomon Brothers)
----------
          %   Small Cap Value Fund (Dreyfus)
----------
          %   Small Company Fund (Multi Manager)
----------
          %   Strategic Growth Fund (Strong)
----------
          %   Strategic Value Fund (Strong/Schafer)
----------
          %   Select Advisers Mid Cap Fund (Three UAM Managers)
----------

NEUBERGER & BERMAN
          %   AMT Guardian Portfolio
----------
          %   AMT Partners Portfolio
----------
          %   AMT Mid-Cap Growth
----------

OPPENHEIMER FUNDS
          %   Capital Appreciation Fund
----------
          %   Growth Fund
----------
          %   Growth & Income Fund
----------
VAN ECK
          %   Worldwide Hard Assets Fund
----------
          %   Worldwide Emerging Markets Fund
----------

WARBURG PINCUS
          %   International Equity Portfolio
----------
          %   Growth & Income Portfolio
----------
          %   Post-Venture Capital Portfolio
----------
NATIONWIDE LIFE INS. CO.
          %   Fixed Account
----------
MVA/GUAR. TERM

          %   3 Year
----------
          %   5 Year
----------
          %   7 Year               $1,000 minimum
----------
          %   10 Year              for each MVA/GTO option
----------

-------------------------------------------------------------------------------
CONTRACT OWNER SIGNATURES

I hereby represent my answers to the above questions to be accurate and complete and acknowledge that I have received a copy of the current prospectus for this variable annuity contract.

/ / Yes / / No Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance?

/ / Please send me a copy of the Statement of Additional Information to the Prospectus.


STATE IN WHICH APPLICATION WAS SIGNED                          DATE
                                     -----------------------         ---------
                                             State
CONTRACT OWNER                               JOINT OWNER
              -----------------------------              ----------------------
                       Signature                                Signature


-------------------------------------------------------------------------------
PRODUCER INFORMATION

/ / Yes / / No Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance?

PRODUCER SIGNATURE
                   ----------------------------------------
                                 Signature
    NAME                                    PRODUCER SSN
        ----------------------------------               --------------------
    BROKER/DEALER                           PHONE (    )
                 -------------------------        ---------------------
    ADDRESS
           --------------------------------------

           --------------------------------------

           --------------------------------------

   REGULAR MAIL
     --------------------------------
     Nationwide Life Insurance Co.
     P.O. Box 16609
     Columbus, Ohio  43216-6609
     --------------------------------


     ----------------------------
     THE BEST OF AMERICA
        Service Center
        1-800-321-6064
     ----------------------------


   EXPRESS MAIL
     -----------------------------------
     Nationwide Life Insurance Co.
     Individual Annuity Products, 1-05-P1
     One Nationwide Plaza
     Columbus, Ohio  43215-2220
    -------------------------------------